SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	May 22, 2003

ELECTRONICS BOUTIQUE HOLDINGS CORP.
(Exact Name of registrant as specified in charter)

Delaware	000-24603	51-0379406
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

931 South Matlack Street, West Chester, PA		19382
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 430-8100

Not Applicable
(Former name or former address, if changed since last report.)

Item 9.  Regulation FD Disclosure.  (Information furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition”)

The following information is furnished under this Item 9 in satisfaction of Item 12, “Disclosure of Results of Operations and Financial Condition,” in accordance with the Commission’s interim guidance issued on March 27, 2003.

On May 22, 2003, Electronics Boutique Holdings Corp. issued a press release announcing its financial results for the first quarter of fiscal 2004.  A copy of Electronics Boutique’s press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.  In accordance with General Instruction B.2 of Form 8-K, the information in this Form 8-K is being furnished under Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Electronics Boutique Holdings Corp.

	By:	/s/ James A. Smith
		Name:	James A. Smith
		Title:	Senior Vice President and Chief Financial Officer

Date May 23, 2003

EXHIBIT INDEX

99.1	Press Release, dated May 22, 2003.